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                                                                   EXHIBIT 10.15

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into this 19th day of September 2002, by and among HMTF Rawhide, L.P., a Delaware limited partnership (the "Assignor") and Swift & Company, a Delaware corporation (the "Assignee"),. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Commitment Letter (as defined below) or the exhibits thereto.

         WHEREAS, the Assignor, ConAgra Foods, Inc., a Delaware corporation ("ConAgra"), and S&C Holdco, Inc., a Delaware corporation n/k/a Swift Foods Company, entered into an Agreement dated as of May 20, 2002 (as amended, the "Acquisition Agreement"), whereby they agreed that the Assignor would acquire an ownership interest in Swift Foods Company which would acquire certain companies owned by ConAgra;

         WHEREAS, the Assignor, Citicorp North America, Inc., Salomon Smith Barney Inc., JPMorgan Chase Bank, and J.P. Morgan Securities Inc. entered into the Project Cattle $550,000,000 Senior Secured Credit Facilities Amended and Restated Commitment Letter dated as of September 3, 2002 (as amended, the "Commitment Letter") and the Project Cattle $550,000,000 Senior Secured Credit Facilities Amended and Restated Fee Letter dated as of September 3, 2002 (as amended, the "Fee Letter");

         WHEREAS, the Assignor, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. entered into the Project Cattle Engagement Letter dated as of September 3, 2002 (as amended, the "Engagement Letter");

         WHEREAS, Section 2.2.6(iii) of the Acquisition Agreement requires that the Assignor assign its rights under the Engagement Letter to the Assignee, that the Assignee assume all of the Assignor's obligations under the Engagement Letter and that the Assignor be released from all obligations under the Engagement Letter;

         WHEREAS, Section 8 of the Engagement Letter authorizes the Assignor to assign the Engagement Letter to the Assignee prior to, and in contemplation of, the Acquisition; provided that, the Assignee assumes all of the Assignor's obligations under the Engagement Letter and all of the Assignor's obligations thereunder terminate; and

         WHEREAS, the parties hereby desire to effectuate the assignment of rights and assumption of obligations required by Section 2.2.6(iii) of the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the premises, the covenants set forth herein and the benefits to be derived herefrom, the parties hereto hereby agree as follows:

1. Assignment and Assumption of Assignor's Interest.

                  The Assignor hereby assigns, transfers and conveys to the Assignee without recourse and without representation or warranty, and the Assignee hereby receives and accepts from the Assignor, all of the Assignor's rights under the Engagement Letter. In consideration thereof, the Assignee hereby assumes all of the Assignor's liabilities and obligations under the Engagement Letter and agrees to be bound by all of the terms of


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         such Engagement Letter, and the obligations of the Assignor under such
         Engagement Letter hereby terminate in accordance with Section 8 of the Engagement Letter.

2. Miscellaneous.

         a. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         b. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together when delivered shall constitute one and the same agreement.

         c. This Agreement and the instruments or agreements referred to herein contain the complete agreement among the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral which may have related to the subject matter hereof in any way.

         d. This Agreement may only be amended in a writing executed by all parties hereto.

                                    * * * * *


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         IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Assignment and Assumption Agreement on the date first written above.



                               HMTF RAWHIDE, L.P.

                                  By: HMTF RW, L.L.C., its general partner

                                  By: Hicks, Muse, Tate & Furst Equity
                                      Fund V, L.P., its sole member

                                  By: HM5/GP LLC, its general partner


                                  By: /s/ EDWARD HERRING
                                      ------------------------------------------
                                      Edward Herring
                                      Vice President



                               SWIFT & COMPANY


                               By:    /s/ DANNY C. HERRON
                                      ------------------------------------------
                               Name:  Danny Herron
                               Title: Vice President and Chief Financial Officer



   [Signature Page to Assignment and Assumption Agreement - Engagement Letter]